TD ASSET MANAGEMENT USA FUNDS INC.

TDAM U.S. Government Portfolio

TDAM Institutional U.S. Government Fund
(together, the “Funds” and each, a “Fund”)

Supplement dated June 23, 2016
to the Summary Prospectus of each Fund, each dated March 1, 2016, and the
Prospectus of each Fund, each dated February 26, 2016, as supplemented

In July 2014, the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds that significantly changed the way certain money market funds will be required to operate. At an in-person meeting held on June 23, 2016, the Board of Directors of the Funds considered the likely effects of the rule changes on each Fund and approved a proposal by the Funds’ investment adviser, TDAM USA Inc., to convert each Fund to a government money market fund. The conversion, and the changes described in this supplement, will become effective on or about October 14, 2016.

In order to qualify as a government money market fund, each Fund must invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements collateralized by U.S. government securities or cash. As a government money market fund, the Fund will seek to maintain a stable $1.00 net asset value per share and will not be subject to liquidity fees and/or redemption gates.

It is expected that each Fund gradually will allocate a larger percentage of its assets to U.S. government securities over time until it reaches its new allocation on or about October 14, 2016. Because the yields on U.S. government securities generally may be expected to be lower than the yields on comparable non-government securities, it is anticipated that each Fund’s yield may decrease as more assets are invested in U.S. government securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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